EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of this Schedule 13G (including amendments thereto) with respect to the Common Stock of Nicholas Financial Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing.  In evidence thereof, the undersigned, hereby execute this Agreement as of July 24, 2023.

PELHAM INVESTMENT PARTNERS, LP
By:	PART V Capital Management, LLC, its General Partner

By:	/s/ Edward A. Collery
Name: Edward A. Collery
Title: Member

PART V CAPITAL MANAGEMENT, LLC

By:	/s/ Edward A. Collery
Name: Edward A. Collery
Title: Member

/s/ Edward A. Collery
Edward A. Collery

SC FUNDAMENTAL VALUE FUND, L.P.
By:	SC Fundamental LLC, its General Partner

By:	/s/ Edward A. Collery
Name: Edward A. Collery
Title: Member

SC FUNDAMENTAL LLC

By:	/s/ Edward A. Collery
Name: Edward A. Collery
Title: Member

SC FUND MANAGEMENT LLC PROFIT SHARING PLAN

By:	/s/ Peter Collery, its trustee
Name: Peter Collery
Title: Trustee

/s/ Edward A. Collery
Edward A. Collery as Attorney-in-Fact for
Peter M. Collery (1)

/s/ Edward A. Collery
Edward A. Collery as Attorney-in-Fact for
Neil H. Koffler (2)

/s/ Edward A. Collery
Edward A. Collery as Attorney-in-Fact for
John T. Bird (3)

/s/ Edward A. Collery
Edward A. Collery as Attorney-in-Fact for
David A. Hurwitz (4)

(1)	Executed by Edward A. Collery as Attorney-in-Fact for Peter M. Collery. The Power of Attorney for Peter M. Collery is attached as Exhibit 3 to the Statement on Schedule 13G with respect to the Common Stock of Nicholas Financial, Inc., filed on July 24, 2023, and is incorporated herein by reference.

(2)	Executed by Edward A. Collery as Attorney-in-Fact for Neil H. Koffler. The Power of Attorney for Mr. Koffler is attached as Exhibit 4 to the Statement on Schedule 13G with respect to the Common Stock of Nicholas Financial, Inc., filed on July 24, 2023, and is incorporated herein by reference.

(3)	Executed by Edward A. Collery as Attorney-in-Fact for John T. Bird. The Power of Attorney for Mr. Bird is attached as Exhibit 5 to the Statement on Schedule 13G with respect to the Common Stock of Nicholas Financial, Inc., filed on July 24, 2023, and is incorporated herein by reference.

(4)	Executed by Edward A. Collery as Attorney-in-Fact for David A. Hurwitz. The Power of Attorney for Mr. Hurwitz is attached as Exhibit 6 to the Statement on Schedule 13G with respect to the Common Stock of Nicholas Financial, Inc., filed on July 24, 2023, and is incorporated herein by reference.